Exhibit 99.1

Microsoft Cloud and AI Strength Fuels Fourth Quarter Results

REDMOND, Wash. — July 30, 2025 — Microsoft Corp. today announced the following results for the quarter ended June 30, 2025, as compared to the corresponding period of last fiscal year:

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Revenue was $76.4 billion and increased 18% (up 17% in constant currency)
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Operating income was $34.3 billion and increased 23% (up 22% in constant currency)
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Net income was $27.2 billion and increased 24% (up 22% in constant currency)
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Diluted earnings per share was $3.65 and increased 24% (up 22% in constant currency)

“Cloud and AI is the driving force of business transformation across every industry and sector,” said Satya Nadella, chairman and chief executive officer of Microsoft. “We’re innovating across the tech stack to help customers adapt and grow in this new era, and this year, Azure surpassed $75 billion in revenue, up 34 percent, driven by growth across all workloads.”

“We closed out the fiscal year with a strong quarter, highlighted by Microsoft Cloud revenue reaching $46.7 billion, up 27% (up 25% in constant currency) year-over-year,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Business Highlights

Revenue in Productivity and Business Processes was $33.1 billion and increased 16% (up 14% in constant currency), with the following business highlights:

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Microsoft 365 Commercial products and cloud services revenue increased 16% (up 15% in constant currency) driven by Microsoft 365 Commercial cloud revenue growth of 18% (up 16% in constant currency)
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Microsoft 365 Consumer products and cloud services revenue increased 21% driven by Microsoft 365 Consumer cloud revenue growth of 20%
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LinkedIn revenue increased 9% (up 8% in constant currency)
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Dynamics products and cloud services revenue increased 18% (up 17% in constant currency) driven by Dynamics 365 revenue growth of 23% (up 21% in constant currency)

Revenue in Intelligent Cloud was $29.9 billion and increased 26% (up 25% in constant currency), with the following business highlights:

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Server products and cloud services revenue increased 27% driven by Azure and other cloud services revenue growth of 39%

Revenue in More Personal Computing was $13.5 billion and increased 9%, with the following business highlights:

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Windows OEM and Devices revenue increased 3%
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Xbox content and services revenue increased 13% (up 12% in constant currency)
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Search and news advertising revenue excluding traffic acquisition costs increased 21% (up 20% in constant currency)

Microsoft returned $9.4 billion to shareholders in the form of dividends and share repurchases in the fourth quarter of fiscal year 2025.

Fiscal Year 2025 Results

Microsoft Corp. today announced the following results for the fiscal year ended June 30, 2025, as compared to the corresponding period of last fiscal year:

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Revenue was $281.7 billion and increased 15%
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Operating income was $128.5 billion and increased 17% (up 18% in constant currency)
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Net income was $101.8 billion and increased 16% (up 15% in constant currency)
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Diluted earnings per share was $13.64 and increased 16%

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Jonathan Neilson, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on July 30, 2026.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended June 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$64,727	$27,925	$22,036	$2.95
2025 As Reported (GAAP)	$76,441	$34,323	$27,233	$3.65
Percentage Change Y/Y (GAAP)	18%	23%	24%	24%
Constant Currency Impact	$619	$326	$356	$0.05
Percentage Change Y/Y Constant Currency	17%	22%	22%	22%

	Twelve Months Ended June 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$245,122	$109,433	$88,136	$11.80
2025 As Reported (GAAP)	$281,724	$128,528	$101,832	$13.64
Percentage Change Y/Y (GAAP)	15%	17%	16%	16%
Constant Currency Impact	$(485)	$(351)	$56	$0.01
Percentage Change Y/Y Constant Currency	15%	18%	15%	16%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended June 30,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2024 As Reported (GAAP)	$28,627	$23,785	$12,315
2025 As Reported (GAAP)	$33,112	$29,878	$13,451
Percentage Change Y/Y (GAAP)	16%	26%	9%
Constant Currency Impact	$368	$184	$67
Percentage Change Y/Y Constant Currency	14%	25%	9%

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended June 30, 2025

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	27%	(2)%	25%
Microsoft 365 Commercial products and cloud services	16%	(1)%	15%
Microsoft 365 Commercial cloud	18%	(2)%	16%
Microsoft 365 Consumer products and cloud services	21%	0%	21%
Microsoft 365 Consumer cloud	20%	0%	20%
LinkedIn	9%	(1)%	8%
Dynamics products and cloud services	18%	(1)%	17%
Dynamics 365	23%	(2)%	21%
Server products and cloud services	27%	0%	27%
Azure and other cloud services	39%	0%	39%
Windows OEM and Devices	3%	0%	3%
Xbox content and services	13%	(1)%	12%
Search and news advertising excluding traffic acquisition costs	21%	(1)%	20%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that could adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that could have an adverse effect on our business;
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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;

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potential consequences of new, existing, and evolving legal and regulatory requirements;
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claims against us that could result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that could harm our business;
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catastrophic events or geopolitical conditions, such as the COVID-19 pandemic, that could disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of June 30, 2025. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Jonathan Neilson, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2025	2024	2025	2024

Revenue:
Product	$17,136	$13,217	$63,946	$64,773
Service and other	59,305	51,510	217,778	180,349

Total revenue	76,441	64,727	281,724	245,122

Cost of revenue:
Product	3,314	1,438	13,501	15,272
Service and other	20,700	18,246	74,330	58,842

Total cost of revenue	24,014	19,684	87,831	74,114

Gross margin	52,427	45,043	193,893	171,008
Research and development	8,829	8,056	32,488	29,510
Sales and marketing	7,285	6,816	25,654	24,456
General and administrative	1,990	2,246	7,223	7,609

Operating income	34,323	27,925	128,528	109,433
Other expense, net	(1,707)	(675)	(4,901)	(1,646)

Income before income taxes	32,616	27,250	123,627	107,787
Provision for income taxes	5,383	5,214	21,795	19,651

Net income	$27,233	$22,036	$101,832	$88,136

Earnings per share:
Basic	$3.66	$2.96	$13.70	$11.86
Diluted	$3.65	$2.95	$13.64	$11.80

Weighted average shares outstanding:
Basic	7,432	7,433	7,433	7,431
Diluted	7,461	7,472	7,465	7,469

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

Net income	$27,233	$22,036	$101,832	$88,136

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(9)	(4)	(5)	24
Net change related to investments	444	88	1,574	957
Translation adjustments and other	1,051	(239)	674	(228)

Other comprehensive income (loss)	1,486	(155)	2,243	753

Comprehensive income	$28,719	$21,881	$104,075	$88,889

BALANCE SHEETS

(In millions) (Unaudited)

	June 30, 2025	June 30, 2024

Assets
Current assets:
Cash and cash equivalents	$30,242	$18,315
Short-term investments	64,323	57,228

Total cash, cash equivalents, and short-term investments	94,565	75,543
Accounts receivable, net of allowance for doubtful accounts of $944 and $830	69,905	56,924
Inventories	938	1,246
Other current assets	25,723	26,021

Total current assets	191,131	159,734
Property and equipment, net of accumulated depreciation of $93,653 and $76,421	204,966	135,591
Operating lease right-of-use assets	24,823	18,961
Equity and other investments	15,405	14,600
Goodwill	119,509	119,220
Intangible assets, net	22,604	27,597
Other long-term assets	40,565	36,460

Total assets	$619,003	$512,163

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$27,724	$21,996
Short-term debt	0	6,693
Current portion of long-term debt	2,999	2,249
Accrued compensation	13,709	12,564
Short-term income taxes	7,211	5,017
Short-term unearned revenue	64,555	57,582
Other current liabilities	25,020	19,185

Total current liabilities	141,218	125,286
Long-term debt	40,152	42,688
Long-term income taxes	25,986	27,931
Long-term unearned revenue	2,710	2,602
Deferred income taxes	2,835	2,618
Operating lease liabilities	17,437	15,497
Other long-term liabilities	45,186	27,064

Total liabilities	275,524	243,686

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,434 and 7,434	109,095	100,923
Retained earnings	237,731	173,144
Accumulated other comprehensive loss	(3,347)	(5,590)

Total stockholders' equity	343,479	268,477

Total liabilities and stockholders' equity	$619,003	$512,163

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

Operations
Net income	$27,233	$22,036	$101,832	$88,136
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	11,203	6,380	34,153	22,287
Stock-based compensation expense	3,073	2,696	11,974	10,734
Net recognized losses on investments and derivatives	56	44	609	305
Deferred income taxes	(2,221)	(1,145)	(7,056)	(4,738)
Changes in operating assets and liabilities:
Accounts receivable	(16,179)	(13,246)	(10,581)	(7,191)
Inventories	(81)	55	309	1,284
Other current assets	(3,686)	(2,528)	(3,044)	(1,648)
Other long-term assets	418	(1,240)	(2,950)	(6,817)
Accounts payable	(652)	4,204	569	3,545
Unearned revenue	18,361	15,657	5,438	5,348
Income taxes	1,043	(806)	(38)	1,687
Other current liabilities	5,346	4,652	5,922	4,867
Other long-term liabilities	(1,267)	436	(975)	749

Net cash from operations	42,647	37,195	136,162	118,548

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	0	(1,142)	(5,746)	5,250
Proceeds from issuance of debt	0	197	0	24,395
Repayments of debt	0	(13,065)	(3,216)	(29,070)
Common stock issued	548	534	2,056	2,002
Common stock repurchased	(4,546)	(4,210)	(18,420)	(17,254)
Common stock cash dividends paid	(6,169)	(5,574)	(24,082)	(21,771)
Other, net	(677)	(303)	(2,291)	(1,309)

Net cash used in financing	(10,844)	(23,563)	(51,699)	(37,757)

Investing
Additions to property and equipment	(17,079)	(13,873)	(64,551)	(44,477)
Acquisition of companies, net of cash acquired and divestitures, and purchases of intangible and other assets	(1,743)	(1,342)	(5,978)	(69,132)
Purchases of investments	(21,631)	(2,831)	(29,775)	(17,732)
Maturities of investments	4,618	1,557	16,079	24,775
Sales of investments	2,621	2,023	9,309	10,894
Other, net	2,642	(382)	2,317	(1,298)

Net cash used in investing	(30,572)	(14,848)	(72,599)	(96,970)

Effect of foreign exchange rates on cash and cash equivalents	183	(103)	63	(210)

Net change in cash and cash equivalents	1,414	(1,319)	11,927	(16,389)
Cash and cash equivalents, beginning of period	28,828	19,634	18,315	34,704

Cash and cash equivalents, end of period	$30,242	$18,315	$30,242	$18,315

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2025	2024	2025	2024

Revenue

Productivity and Business Processes	$33,112	$28,627	$120,810	$106,820
Intelligent Cloud	29,878	23,785	106,265	87,464
More Personal Computing	13,451	12,315	54,649	50,838

Total	$76,441	$64,727	$281,724	$245,122

Operating Income

Productivity and Business Processes	$18,993	$15,706	$69,773	$59,661
Intelligent Cloud	12,140	9,835	44,589	37,813
More Personal Computing	3,190	2,384	14,166	11,959

Total	$34,323	$27,925	$128,528	$109,433

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.